                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of earliest event reported):  February 8, 1999


                    Burlington Northern Santa Fe Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


     1-11535                                          41-1804964
(Commission File Number)                           (I.R.S. Employer
                                                   Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
              (Address of Principal Executive Offices)  (Zip Code)


                                 (817) 352-6856
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.   OTHER EVENTS

     Burlington Northern Santa Fe Corporation's Consolidated Financial Highlights, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consoldiated Financial Statements and footnotes thereon, and Report of Management and Report of Independent Accountants dated February 8, 1999, with respect thereto, from its 1998 Annual Report to Shareholders are attached as Exhibit 13.1 and are hereby incorporated by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          See Exhibits Index included herewith.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BURLINGTON NORTHERN SANTA FE
                         CORPORATION
                         (Registrant)



Date:  March 9, 1999     By:  /s/ Thomas N. Hund
                              --------------------------
                              (Signature)
                              Thomas N. Hund
                              Vice President and
                                Controller
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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS


EXHIBIT
Number    Description
------    -----------

12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges for the five years ended December 31, 1998.

13.1 1998 Annual Report to Shareholders of Burlington Northern Santa Fe Corporation (Consolidated Financial Highlights on page 1 and pages 15-40, only).

23.1      Consent of PricewaterhouseCoopers LLP.